UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2008

(Date of earliest event reported)

SENSATA TECHNOLOGIES B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-1381272	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kolthofsingel 8, 7602 EM Almelo The Netherlands	Not applicable
(Address of principal executive offices)	(Zip Code)

31-546-879-555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indenture

On July 23, 2008, Sensata Technologies B.V. (the “Company”) issued an aggregate principal amount of €141 million of 11.25% senior subordinated notes (the “Notes”) due January 15, 2014, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will bear interest at 11.25% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2009. The Note were issued pursuant an Indenture dated July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, The Bank of New York Mellon, as Trustee, and The Bank of New York (Luxembourg) S.A., as Paying Agent (the “Indenture”).

The Notes are unsecured and are subordinated in right of payment to all of the Company’s existing and future senior indebtedness, including obligations under its existing 8% senior notes due 2014 and its senior secured credit facility. The Notes are also effectively junior to the Company’s secured indebtedness to the extent of the assets securing that indebtedness, including obligations under its senior secured credit facility. As of July 23, 2008, all of the Company’s wholly owned subsidiaries that guarantee its obligations under its senior secured credit facility will guarantee the Notes. The guarantees with respect to the Notes will be unsecured and will be subordinated to all existing and future senior obligations of the guarantors, including each guarantor’s guarantee of the Company’s obligations under its existing senior notes and its senior secured credit facility. The guarantees will also be effectively junior to all of the secured indebtedness of the guarantors, including obligations under the Company’s senior secured credit facility, to the extent of the assets securing that indebtedness. The Notes will also be effectively subordinated to all liabilities, including trade payables, of any of its subsidiaries that do not guarantee the Notes.

The Company may redeem any of the Notes beginning on January 15, 2010. The initial redemption price for the Notes is 105.625% of their principal amount plus accrued interest. The Company may also redeem any of the Notes at any time prior to January 15, 2010 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. In addition, before January 15, 2010, the Company may redeem up to 40% of the Notes at a redemption price of 111.25% of their principal amount plus accrued interest, using the proceeds from sales of certain kinds of capital stock of the Company’s ultimate parent, Sensata Technologies Holding B.V., or using a portion of the proceeds from designated asset sales; provided in each case that at least 50% of the aggregate principal amount of notes remains outstanding.

Upon a change of control (as defined in the Indenture) the Company will be required to make an offer to purchase the Notes then outstanding at a purchase price equal to 101% of their principal amount, plus accrued interest to the date of repurchase.

The Indenture governing the Notes contains covenants customary for this type of transaction that include, among other things, limiting the Company’s ability to incur additional debt or issue preferred stock, create liens, pay dividends, guarantee indebtedness, sell certain assets and effect mergers or consolidations.

The Notes were issued in exchange for the entire principal balance of €141 million outstanding under that certain Senior Subordinated Term Loan Agreement, dated as of July 27, 2007, by and among the Company, Sensata Technologies Finance Company, LLC, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Banc of America Bridge LLC, as Syndication Agent, Morgan Stanley Senior Funding, Inc., Banc of America Securities LLC and Goldman Sachs Credit Partners, L.P., as Joint Lead Arrangers and Joint Bookrunners, and Goldman Sachs Credit Partners L.P., as Documentation Agent (the “Senior Subordinated Term Loan”).

The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by this reference.

Placement Agreement

The Notes were sold pursuant to that certain Placement Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co. (collectively, the “Placement Agents”). Pursuant to the Placement Agreement, the Company agreed to sell the Notes to the Placement Agents and the Placement Agents agreed to purchase the Notes for resale exclusively (i) to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act) and (ii) outside of the United States, to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in reliance upon Regulation S under the Securities Act.

In consideration for the issuance and sale of the Notes, the Company paid the Placement Agents a fee in the amount of $4,722,757.55 and the Placement Agents delivered to the Company that certain Cashless Exchange Agreement, dated as of July 23, 2008, by and among the lenders party to the Senior Subordinated Term Loan (the “Lenders”) and Morgan Stanley Senior Funding, Inc. as Senior Subordinated Administrative Agent under the Senior Subordinated Term Loan (the “Cashless Exchange Agreement”). Under the terms of the Cashless Exchange Agreement, each of the Lenders agreed to accept a reduction of the full principal amount of the Subordinated Term Loan held by it under the Senior Subordinated Term Loan Agreement (which represented payment in full of such amount) in exchange for an equal principal amount of the Notes.

The Placement Agreement contains representations and warranties, conditions and indemnification provisions customary for this type of transaction.

The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Placement Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by this reference.

Registration Rights Agreement

In connection with the Notes offering, the Company entered into that certain Registration Rights Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co. (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company is obligated to use commercially reasonable efforts to register the Notes under the Securities Act and to consummate an exchange offer no later than 370 days after the closing of the Notes offering. The Company will be obligated to pay additional interest on the Notes if it is unable to comply with these obligations.

The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The description of the Indenture set forth in Item 1.01 above is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Placement Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co.

4.1	Indenture dated as of July 23, 2008, by and among Sensata Technologies B.V., the guarantors party thereto, The Bank of New York Mellon, as Trustee, and The Bank of New York (Luxembourg) S.A., as Paying Agent.

4.2	Registration Rights Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co.

99.1	Press Release issued by Sensata Technologies B.V., dated July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.
(Registrant)

Date: July 28, 2008	By:	/s/ Jeffrey Cote
Jeffrey Cote
Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co.

4.1	Indenture dated as of July 23, 2008, by and among Sensata Technologies B.V., the guarantors party thereto, The Bank of New York Mellon, as Trustee, and The Bank of New York (Luxembourg) S.A., as Paying Agent.

4.2	Registration Rights Agreement, dated as of July 23, 2008, by and among the Company, the subsidiary guarantors party thereto, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co.

99.1	Press Release issued by Sensata Technologies B.V., dated July 23, 2008.